FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE

Supplement Dated July 20, 2000
To The Prospectus Dated May 1, 2000

Page 5 of the Prospectus of Flexible Premium Adjustable Variable Life prospectus is revised by replacing the "Deductions from Premium Payments" section in the "Diagram of a Contract" with the following:

                        Deductions from Premium Payments

For state and local premium taxes (2.5% of premium payments).

For contracts issued prior to May 1, 2000: For sales charges (3.5% of each premium paid during the first ten Policy Years; 1.5% of each premium paid thereafter).

For contracts issued after May 1, 2000: For sales charges (2.5% of each premium paid.)